SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2006

Bio-Matrix Scientific Group, Inc.
(Exact Name of Company as Specified in Charter)

Delaware	0-32201	33-0824714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8885 Rehco Road, San Diego, California 92121
(Address of Principal Executive Offices, Zip Code)

Company’s telephone number, including area code: (619) 398-3517 ext. 308
Tasco Holdings International, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the Following provisions:

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the exchange Act (17 CFR 240.13e-4(c)).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Explanatory Note
On July 10, 2006, Bio-Matrix Scientific Group, Inc. (the “Company”), then named Tasco Holdings International , Inc., filed with the Securities and Exchange Commission a Current Report on Form 8-K relating to the Company’s acquisition of Bio-Matrix Scientific Group, Inc. (a Nevada corporation) from Bio-Matrix Scientific Group ,Inc. (a Delaware corporation) (“Bio 8-K”)

This Amendment No. 1 to the Bio 8-K provides the historical unaudited financial statements of Bio-Matrix Scientific Group, Inc. (a Nevada corporation ) as of the quarter ended March 31, 2006 and June 30, 2006 as well as the unaudited pro forma financial information of the Company.

Bio-Matrix Scientific Group, Inc (A Nevada Corporation) (A Development Stage Company) Balance Sheet ASSETS

	As of	As of
	March 31,	December 31,
	2006	2005
	(unaudited)
CURRENT ASSETS
Cash	$12,617	$267
Pre-paid Expenses	7,125	5,133
Total Current Assets	19,742	5,400

PROPERTY & EQUIPMENT	216,162	103,425
Total Other Assets	29,127	29,127
TOTAL ASSETS	$265,031	$137,952
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$20,532	$23,201
Loan from Parent	749,001	444,746
Note Payable	5,984
Accrued expenses	8,410	2,029

Total Current Liabilities	783,927	469,976

LONG TERM LIABILITIES	-	-
TOTAL LIABILITIES	783,927	469,976

STOCKHOLDERS’ EQUITY
Common Stock no par value
25,000 shares authorized;
25,000 shares issued and outstanding	35,921	35,921
Deficit accumulated during the development stage	(554,817)	(367,945)

Total Stockholders’ Equity (Deficit)	$(518,896)	$(332,024)
TOTAL LIABILITIES
& STOCKHOLDERS’ EQUITY	$265,031	$137,952

The Following Notes are an integral part of these financial statements

Bio– Matrix Scientific Group, Inc (A Nevada Corporation) (A Development Stage Company) Statements of Operations

	Qtr Ended	Year Ended	through
	March 31,	December 31,	March 31,
	2006	2005	2006
	(unaudited)		(unaudited)
REVENUES
Sales	$-	-	-
Total Revenues	-	-	-

COSTS AND EXPENSES	-	-	-
General and administrative	160,923	186,202	347,125
Research and development	21,648	135,387	157,035
Depreciation and amortization	140	140	280
Consulting and professional fees	4,000	46,054	50,054
Total Costs and Expenses	186,711	367,783	554,494

OPERATING LOSS	(186,711)	(367,783)	(554,494)

OTHER INCOME & (EXPENSES)
Interest expense	(161)	(162)	(323)
Gain on sale of assets	-	-	-
Interest Income	-	-	-
Other income	-	-	-
Total Other Income & (Expenses)	(161)	(162)	(323)

NET LOSS	$(186,872)	(367,945)	(554,817)
BASIC AND DILUTED EARNINGS (LOSS) PER SHARE	$(7.47)	$(14.72)	(22.19)

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING	25,000	$25,000	25,000
The Following Notes are an integral part of these financial statements

Bio-Matrix Scientific Group, Inc.
(A Nevada Corporation)
(A Development Stage Company)

Consolidated Statement of Stockholders’ Equity
From August 30, 2005 (inception) through March 31, 2006
(unaudited)

	Common		Retained
	Shares	Amount	Earnings	Total
Balance January 1, 2005	0	0	0	0

Shares issued to Parent	25,000	35,921		35,921

Net Loss			(367,945)	(367,945)
Balance December 31, 2005	25,000	35,921	(367,945)	(332,024)

Net Loss			(186,872)	(186,872)
Balance March 31, 2006	25,000	35,921	(554,817)	(518,896)

The Following Notes are an integral part of these financial statements

Bio-Matrix Scientific Group, Inc. (A Nevada Corporation) (A Development Stage Company) Statements of Cash Flows

	Quarter Ended March 31, 2006 (unaudited)		Year Ended December 31, 2005	Inception (August 1, 2005) through March 31, 2006 (unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES

Net (loss)		$(186,872)	(367,945)	(554,817)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation expense		140	140	280
Changes in operating assets and liabilities:
Receivables		-	-	-
Prepaid Expenses		(1,992)	(5,133)	(7,125)
Deposits		-	(29,127)	(29,127)
Deferred compensation		-	-	-
Deferred interest		-	-	-
Accounts payable and accrued expenses		3,712	25,231	28,942

Net Cash Provided by (Used in) Operating Activities		(185,012)	(376,835)	(561,847)

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditure for property and equipment		(112,877)	(103,565)	(216,442)

Net Cash Provided by (Used in) Investing Activities		(112,877)	(103,565)	(216,442)

CASH FLOWS FROM FINANCING ACTIVITIES
Common stock issued to Parent		-	35,921	35,921
Note Payable		5,984		5,984
Net borrowings from intercompany		304,255	444,746	749,001

Net Cash Provided by (Used in) Financing Activities		310,239	480,667	790,906

Net Increase (Decrease) in Cash		12,350	267	12,617

Cash at Beginning of Period		267	-	-

Cash at End of Period		$12,617	267	12,617

Supplemental Cash Flow Disclosures:

Cash paid during period for interest		$-
Cash paid during period for taxes	$

The Following Notes are an integral part of these financial statements

BIO-MATRIX SCIENTIFIC GROUP, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMETS
FOR THE THREE MONTHS ENDED MARCH 31, 2006

NOTE 1. ORGANIZATION AND DESCRIPTION OF BUSINESS

Bio-Matrix Scientific Group, Inc. is in the business of designing, developing, and marketing medical devices, specifically disposable instruments used in stem cell extraction and tissue transfer procedures and operating cryogenic cellular storage facilities, specifically stem cell banking facilities. The Company was incorporated under the laws of the State of Nevada on August 1, 2005 as Bio-Matrix Medical Technology, Inc. and subsequently changed its name to Bio-Matrix Scientific Group, Inc. on October 21, 2005.

NOTE 2. SIGNIFICANT ACCOUNTING PRINCIPLES DEVELOPMENT STAGE COMPANY

The Company is in the development stage in accordance with Financial Accounting Standards Board Statements of Financial Accounting Standards ("SFAS") No. 7 Accounting and Reporting by Development Stage Enterprises.

A. USE OF ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles permits management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B. DEVELOPMENT STAGE

The Company is a development stage company and continues to devote substantially all of its efforts in the development of its plan to operate in the field of the development, manufacture and marketing of medical devices and the operation of cellular storage facilities, specifically stem cell banking facilities.

C. CASH AND CASH EQUIVALENTS

The Company considers all highly liquid securities with original maturities of three months or less when acquired, to be cash equivalents.

D. Notes Payable

Notes Payable carry interest at the rate of 10% per year and are due and payable on December 31, 2006.

E. PROPERTY AND EQUIPMENT

Property and equipment is recorded at cost. Maintenance, repairs, and minor renewals are expensed as incurred. When property and equipment are retired or otherwise disposed, the related cost and accumulated depreciation are eliminated and any gain or loss on disposition is reflected in current operations. Depreciation is accounted for on the straight-line method over the estimated useful lives of the assets, which ranges generally from three to five years. Property and equipment is shown net of accumulated depreciation of $280.

F. EARNINGS (LOSS) PER SHARE

In February 1997, the FASB issued SFAS No. 128, “Earnings Per Share”, which specifies the computation, presentation and disclosure requirements for earnings (loss) per share for entities with publicly held common stock. SFAS No. 128 supersedes the provisions of APB No. 15, and requires the presentation of basic earnings (loss) per share and diluted earnings (loss) per share. The Company has adopted the provisions of SFAS No. 128 since inception.

Basic net loss per share amounts is computed by dividing the net loss by the weighted average number of common shares outstanding. Diluted loss per share contemplates a complete conversion to common shares of all convertible instruments.

G. RESEARCH AND DEVELOPMENT COSTS

Research and development costs are charged to expense as incurred. Research and development costs include internal costs and payments to consultants.

H. INCOME TAXES

Income taxes are provided in accordance with Statement of Financial Accounting Standards No. 109 (SFAS 109), Accounting for Income Taxes. A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss carryforwards. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities.

Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion of all of the deferred tax assets will be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

I. NEW ACCOUNTING PRONOUNCEMENTS

In November 2004, the Financial Accounting Standards Board (FASB) issued SFAS 151, Inventory Costs - an amendment of ARB No. 43, Chapter 4. This Statement amends the guidance in ARB No. 43, Chapter 4, "Inventory Pricing," to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). Paragraph 5 of ARB 43, Chapter 4, previously stated that "under some circumstances, items such as idle facility expense, excessive spoilage, double freight, and re-handling costs may be so abnormal as to require treatment as current period charges{ellipsis}" This Statement requires that those items be recognized as current-period charges regardless of whether they meet the criterion of "so abnormal." In addition, this Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. This Statement is effective for inventory costs incurred during fiscal years beginning after June 15, 2005. Management does not believe the adoption of this Statement will have any immediate material impact on the
Company.

On December 16, 2004, the Financial Accounting Standards Board ("FASB") published Statement of Financial Accounting Standards No. 123 (Revised 2004), Shared-Based Payment ("SFAS 123R). SFAS 123R requires that compensation cost related to share-based payment transactions be recognized in the financial statements. Share-based payment transactions within the scope of SFAS 123R include stock options, restricted stock plans, performance-based awards, stock appreciation rights, and employee share purchase plans. The provisions of SFAS 123R are effective as of the first interim period that begins after June 15, 2005. Accordingly, the Company implemented the revised standard in the third quarter of fiscal year 2005. Currently, the Company accounts for its share-based payment transactions SFAS 123R.

On December 16, 2004, FASB issued Statement of Financial Accounting Standards No. 153, Exchanges of Non-monetary Assets, an amendment of APB Opinion No. 29, Accounting for Non-monetary transactions ("SFAS 153"). This statement amends APB Opinion 29 to eliminate the exception for no monetary exchanges of similar productive assets and replaces it with a general exception of exchanges of no monetary assets that do not have commercial substance. Under SFAS 153, if a no monetary exchange of similar productive assets meets a commercial-substance criterion and fair value is determinable, the transaction must be accounted for at fair value resulting in recognition of any gain or loss. SFAS 153 is effective for non-monetary transactions in fiscal periods that begin after June, 15, 2005. The Company does not anticipate that the implementation of this standard will have a material impact on its financial position, results of operations or cash flows.

NOTE 3. COMMON STOCK

The Company is authorized to issue 25,000 shares of common stock with no par value. The Company issued 25,000 shares to its former parent (Bio-Matrix Scientific Group, Inc., a Delaware corporation) for its equity of $35,921.

NOTE 4. WARRANTS AND OPTIONS

There are currently no warrants outstanding exercisable into shares of the Company's stock. There are currently no options outstanding to acquire any shares of the Company's stock.

NOTE 5. RELATED PARTY TRANSACTIONS

In April 2006, Bombardier Pacific Ventures Inc., a corporation then under common control with the Company, provided a $500,000 line of credit to the Company's former parent. This line of credit is on a “Stand-by” basis and may be drawn upon as needed by the Company's former parent. This line of credit is callable with thirty days notice and is issued with an annualized interest rate of 15%. There is no pre-payment penalty and is renewable by mutual consent on an annual basis.
This line of credit was assigned to the Company on the same terms and conditions as with the former parent. As of March 31, 2006, no funds have been drawn against this line of credit. As of June 30, 2006, $10,000 has been drawn against this credit line.

In the third quarter of 2005, the Company's former parent entered into various unsecured convertible debenture agreements for receipt of $575,000 to be used for the benefit of the Company. These convertible debentures (“Convertible Debentures”) entitle holders to receive interest payments equivalent to 5.75 percent of the total revenue, if any, generated by the Company's stem cell cryogenic storage facilities, convert into common shares of the Company's parent at $1.00 per common share and are due and payable on June 30, 2016. These Convertible Debentures are callable in five years at 120 percent of face value. As of June 7, 2006, all $575,000 of the Convertible Debentures have been converted into shares of the Company's parent's common stock.

As of March 31, 2006, the Company is indebted to its former parent in the amount of $749,001 dollars: These Loans are subject to the following terms and conditions:

10% interest rate payable semiannually
Due and payable by December 31, 2006

NOTE 6. INCOME TAXES

As of March 31, 2006

Deferred tax assets:
Net operating tax carryforwards	$188,638
Other	-0-
Gross deferred tax assets	188,638
Valuation allowance	(188,638)

Net deferred tax assets	$-0-

Realization of deferred tax assets is dependent upon sufficient future taxable income during the period that deductible temporary differences and carryforwards are expected to be available to reduce taxable income. As the achievement of required future taxable income is uncertain, the Company recorded a valuation allowance.

NOTE 7. GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has a working capital deficiency of $764, 185 at March 31, 2006, a cumulative loss from operation of $554,817 and a negative cash flow from operations of $561, 849 which raises substantial doubt about its ability to continue as a going concern. These financial statements do not include any adjustment that might result from the outcome of this uncertainty.

The Company's ability to continue as a going concern is dependent upon obtaining additional financing and ultimately achieving profitable operations. Towards these ends, the Company’s former parent raised $ 575,000 through private offerings of convertible debentures in the third quarter of 2005 (Note 5). To date, the Company has borrowed $749,001 from its former parent (Note 5). There is no assurance that the Company will be successful in its efforts to raise additional proceeds or achieve profitable operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 8. COMMITMENTS AND CONTINGENT LIABILITIES

On August 3, 2005, the Company entered into an agreement to lease a 14,562 square foot facility for use as a cellular storage facility at a rate of $18,931 per month. The lease is for a period of five years commencing on December 1, 2005 and expiring on November 30, 2010. The lease contains a renewal option enabling the Company to renew the lease for an additional five years. There are no contingent payments which the Company is required to make.

Lease Commitments

2006 $ 227,739
2007 $ 234,562
2008 $ 241,611
2009 $ 248,864
2010 $ 234,377

Since the signing of this lease, the Company has been improving this facility and has made substantial progress toward creating a cGMP (Good Manufacturing Practices) and cGTP (Good Tissue Practices) compliant facility specifically designed for the cryogenic storage of stem cells, medical device engineering, stem cell research and stem cell specimen processing laboratories.

The Company expects to have the facility licensed by the State of California and registered with the FDA. Concurrently, the Company has been developing the policies and procedures needed for processing stem cells for cryogenic storage.

NOTE 9. SUBSEQUENT EVENTS

In April 2006, Bombardier Pacific Ventures Inc. signed an agreement with the Company's former parent to provide a $500,000 line of credit to the Company's former parent. This line of credit is on a “Stand-by” basis and may be drawn upon as needed by the Company. This line of credit is callable with 30 days notice and is issued with an annualized interest rate of 15%. There is no pre-payment penalty and is renewable by mutual consent on an annual basis. This line of credit was assigned to the Company on the same terms and conditions as with the former parent. As of March 31, 2006, no funds have been drawn against this line of credit. As of June 30, 2006, $10,000 has been drawn against this credit line.

On July 3, 2006, 100% of the outstanding share capital of the Company was purchased from the Company’s former parent by Tasco Holdings International, Inc, a Delaware corporation (“THII) making the Company a wholly owned subsidiary of THII.

Bio-Matrix Scientific Group Inc. A Nevada Corporation (A Development Stage Company) Balance Sheet ASSETS

	As of June 30, 2006	As of December 31, 2005
CURRENT ASSETS	(unaudited)
Cash	$11,592	$267
Pre-paid Expenses	5,315	5,133

Total Current Assets	16,907	5,400

PROPERTY & EQUIPMENT	266,997	103,425
Total Other Assets	29,127	29,127
TOTAL ASSETS	$313,031	$137,952

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$32,321	$23,201
Loan from Parent	1,000,882	444,746
Notes Payable	11,828
Accrued expenses	11,533	2,029
Total Current Liabilities	1,056,564	469,976
LONG TERM LIABILITIES	-	-
TOTAL LIABILITIES	1,056,564	469,976

STOCKHOLDERS' EQUITY
Common Stock, no par value
25,000 shares authorized;
25,000 shares issued and outstanding	35,921	35,921
Deficit accumulated during the development stage	(779,454)	(367,945)

Total Stockholders' Equity (Deficit)	$(743,533)	$(332,024)
TOTAL LIABILITIES
& STOCKHOLDERS' EQUITY	$313,031	$137,952

The following notes are an integral part of these financial statements

Bio-Matrix Scientific Group, Inc A Nevada Corporation) (A Development Stage Company) Statements of Operations (unaudited)

					August 1, 2005
					(Inception)
	Qtr Ended	Qtr Ended	Six Months Ended	Six Months Ended	Through
	June 30,	June 30,	June 30,	June 30,	June 30,
	2006	2005	2006	2005	2006
REVENUES
Sales	$-	-	-	-	-
Total Revenues	-	-	-	-	-

COSTS AND EXPENSES	-	-	-	-	-
General and administrative	190,401	-	351,324	-	537,526
Research and development	26,130	-	47,778	-	183,165
Depreciation and amortization	269	-	409	-	549
Consulting and professional fees	7,000	-	11,000	-	57,054
Bad debts	-	-	-	-	-

Total Costs and Expenses	223,800	-	410,511	-	778,294

OPERATING LOSS	(223,800)	-	(410,511)	-	(778,294)

OTHER INCOME & (EXPENSES)

Interest expense	(837)	-	(998)	-	(1,160)
Gain on sale of assets	-	-	-	-	-
Interest Income	-	-	-	-	-
Other income	-	-	-	-	-
Total Other Income & (Expenses)	(837)	-	(998)	-	(1,160)
NET LOSS	$(224,637)	-	(411,509)	-	(779,454)
BASIC AND DILUTED EARNINGS (LOSS) PER SHARE	$(8.99)	$0.00	(16.46)	0.00	(31.18)

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING	25,000	$-	25,000	-	25,000

The following notes are an integral part of these financial statements

Bio-Matrix Scientific Group, Inc. (A Nevada Corporation) (A Development Stage Company) Consolidated Statement of Stockholders' Equity From August 30, 2005 (inception) through June 30, 2006 (unaudited)

			Deficit
			Accumulated
	Common	Common	during
	Stock	Amount	Development	Total
			Stage
Balance January 1, 2005	0	0	0	0

Shares issued to Parent	25,000	35,921		35,921

Net Loss			(367,945)	(367,945)
Balance December 31, 2005	25,000	35,921	(367,945)	(332,024)

Net Loss			(186,872)	(186,872)
Balance March 31, 2006	25,000	35,921	(554,817)	(518,896)

Net Loss			(224,637)	(224,637)
Balance June 30, 2006	25,000	35,921	(779,454)	(743,533)
The following notes are an integral part of these financial statements

Bio-Matrix Scientific Group, Inc. (A Nevada Corporation) (A Development Stage Company) Statements of Cash Flows (unaudited)

					August 1, 2005
					(Inception)
	Quarter Ended	Quarter Ended	Six Months Ended	Six Months Ended	Through
	June 30,	June 30,	June 30,	June 30,	June 30,
	2006	2005	2006	2005	2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss)	$(224,637)	-	(411,509)	-	(779,454)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation expense	269	-	409	-	549
Changes in operating assets and liabilities:
Receivables	-	-	-	-	-
Prepaid Expenses	1,810	-	(182)	-	(5,315)
Deposits	-	-	-	-	(29,127)
Accounts payable and accrued expenses	14,912	-	18,624	-	43,854

Net Cash Provided by (Used in) Operating Activities	(207,646)	-	(392,658)	-	(769,493)

CASH FLOWS FROM INVESTING ACTIVITIES

Capital expenditure for property and equipment	(51,104)	-	(163,981)	-	(267,546)

Net Cash Provided by (Used in) Investing Activities	(51,104)	-	(163,981)	-	(267,546)

CASH FLOWS FROM FINANCING ACTIVITIES
Common stock issued to Parent	-	-	-	-	35,921
Note Payable	5,844		11,828		11,828
Net borrowings from intercompany	251,881	-	556,136	-	1,000,882

Net Cash Provided by (Used in) Financing Activities	257,725	-	567,964	-	1,048,631

Net Increase (Decrease) in Cash	(1,025)	-	11,325	-	11,592

Cash at Beginning of period	12,617	-	267	-	-

Cash at End of Period	$11,592	-	11,592	-	11,592

Supplemental Cash Flow Disclosures:

Cash paid during period for interest	$-
Cash paid during period for taxes	$800

The following notes are an integral part of these financial statements

BIO-MATRIX SCIENTIFIC GROUP, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMETS
FOR THE THREE MONTHS ENDED JUNE 30, 2006

NOTE 1. ORGANIZATION AND DESCRIPTION OF BUSINESS

Bio-Matrix Scientific Group, Inc. is in the business of designing, developing, and marketing medical devices, specifically disposable instruments used in stem cell extraction and tissue transfer procedures and operating cryogenic cellular storage facilities, specifically stem cell banking facilities. The Company was incorporated under the laws of the State of Nevada on August 1, 2005 as Bio-Matrix Medical Technology, Inc. and subsequently changed its name to Bio-Matrix Scientific Group, Inc. on October 21, 2005.

NOTE 2. SIGNIFICANT ACCOUNTING PRINCIPLES DEVELOPMENT STAGE COMPANY

The Company is in the development stage in accordance with Financial Accounting Standards Board Statements of Financial Accounting Standards ("SFAS") No. 7 Accounting and Reporting by Development Stage Enterprises.

A. USE OF ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles permits management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B. DEVELOPMENT STAGE

The Company is a development stage company and continues to devote substantially all of its efforts in the development of its plan to operate in the field of the development, manufacture and marketing of medical devices and the operation of cellular storage facilities, specifically stem cell banking facilities.

C. CASH AND CASH EQUIVALENTS

The Company considers all highly liquid securities with original maturities of three months or less when acquired, to be cash equivalents.

D. Notes Payable

Notes Payable consist of
(a)	$10,000 drawn down against the Company’s line of credit (See Note 5)
(b)	$1, 828 due and payable by December 31, 2006 carrying interest at the rate of 10% per year

E. PROPERTY AND EQUIPMENT

Property and equipment is recorded at cost. Maintenance, repairs, and minor renewals are expensed as incurred. When property and equipment are retired or otherwise disposed, the related cost and accumulated depreciation are eliminated and any gain or loss on disposition is reflected in current operations. Depreciation is accounted for on the straight-line method over the estimated useful lives of the assets, which ranges generally from three to five years. Property and equipment is shown net of accumulated depreciation of $549.
F. EARNINGS (LOSS) PER SHARE

In February 1997, the FASB issued SFAS No. 128, “Earnings Per Share”, which specifies the computation, presentation and disclosure requirements for earnings (loss) per share for entities with publicly held common stock. SFAS No. 128 supersedes the provisions of APB No. 15, and requires the presentation of basic earnings (loss) per share and diluted earnings (loss) per share. The Company has adopted the provisions of SFAS No. 128 since inception.

Basic net loss per share amounts is computed by dividing the net loss by the weighted average number of common shares outstanding. Diluted loss per share contemplates a complete conversion to common shares of all convertible instruments.

G. RESEARCH AND DEVELOPMENT COSTS

Research and development costs are charged to expense as incurred. Research and development costs include internal costs and payments to consultants.

H. INCOME TAXES

Income taxes are provided in accordance with Statement of Financial Accounting Standards No. 109 (SFAS 109), Accounting for Income Taxes. A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss carryforwards. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities.
Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion of all of the deferred tax assets will be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

I. NEW ACCOUNTING PRONOUNCEMENTS

In November 2004, the Financial Accounting Standards Board (FASB) issued SFAS 151, Inventory Costs - an amendment of ARB No. 43, Chapter 4. This Statement amends the guidance in ARB No. 43, Chapter 4, "Inventory Pricing," to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). Paragraph 5 of ARB 43, Chapter 4, previously stated that "under some circumstances, items such as idle facility expense, excessive spoilage, double freight, and re-handling costs may be so abnormal as to require treatment as current period charges{ellipsis}" This Statement requires that those items be recognized as current-period charges regardless of whether they meet the criterion of "so abnormal." In addition, this Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. This Statement is effective for inventory costs incurred during fiscal years beginning after June 15, 2005. Management does not believe the adoption of this Statement will have any immediate material impact on the
Company.

On December 16, 2004, the Financial Accounting Standards Board ("FASB") published Statement of Financial Accounting Standards No. 123 (Revised 2004), Shared-Based Payment ("SFAS 123R). SFAS 123R requires that compensation cost related to share-based payment transactions be recognized in the financial statements. Share-based payment transactions within the scope of SFAS 123R include stock options, restricted stock plans, performance-based awards, stock appreciation rights, and employee share purchase plans. The provisions of SFAS 123R are effective as of the first interim period that begins after June 15, 2005. Accordingly, the Company implemented the revised standard in the third quarter of fiscal year 2005. Currently, the Company accounts for its share-based payment transactions SFAS 123R.

On December 16, 2004, FASB issued Statement of Financial Accounting Standards No. 153, Exchanges of Non-monetary Assets, an amendment of APB Opinion No. 29, Accounting for Non-monetary transactions ("SFAS 153"). This statement amends APB Opinion 29 to eliminate the exception for no monetary exchanges of similar productive assets and replaces it with a general exception of exchanges of no monetary assets that do not have commercial substance. Under SFAS 153, if a no monetary exchange of similar productive assets meets a commercial-substance criterion and fair value is determinable, the transaction must be accounted for at fair value resulting in recognition of any gain or loss. SFAS 153 is effective for non-monetary transactions in fiscal periods that begin after June, 15, 2005. The Company does not anticipate that the implementation of this standard will have a material impact on its financial position, results of operations or cash flows.

NOTE 3. COMMON STOCK

The Company is authorized to issue 25,000 shares of common stock with no par value. The Company issued 25,000 shares to its former parent (Bio-Matrix Scientific Group, Inc., a Delaware corporation) for its equity of $35,921.30.

NOTE 4. WARRANTS AND OPTIONS

There are currently no warrants outstanding exercisable into shares of the Company's stock. There are currently no options outstanding to acquire any shares of the Company's stock.

NOTE 5. RELATED PARTY TRANSACTIONS

In April 2006, Bombardier Pacific Ventures Inc., a corporation then under common control with the Company, provided a $500,000 line of credit to the Company's former parent. This line of credit is on a “Stand-by” basis and may be drawn upon as needed by the Company's former parent. This line of credit is callable with thirty days notice and is issued with an annualized interest rate of 15%. There is no pre-payment penalty and is renewable by mutual consent on an annual basis. This line of credit was assigned to the Company on the same terms and conditions as with the former parent. As of June 30, 2006, $10,000 has been drawn against this credit line.

In the third quarter of 2005, the Company's former parent entered into various unsecured convertible debenture agreements for receipt of $575,000 to be used for the benefit of the Company. These convertible debentures (“Convertible Debentures”) entitle holders to receive interest payments equivalent to 5.75 percent of the total revenue, if any, generated by the Company's stem cell cryogenic storage facilities, convert into common shares of the Company's parent at $1.00 per common share and are due and payable on June 30, 2016. These Convertible Debentures are callable in five years at 120 percent of face value. As of April 18, 2006, $300,000 in face value of the Convertible Debentures have been converted into shares of the Company's parent's common stock. As of June 7, 2006, all $575,000 of the Convertible Debentures have been converted into shares of the Company's parent's common stock.
As of June 30, 2006 The Company is indebted to its former parent in the amount of $ 1,000,882 dollars: These Loans are subject to the following terms and conditions:

10% interest rate payable semiannually
Due and payable by December 31, 2006

NOTE 6. INCOME TAXES

As of June 30, 2006

Deferred tax assets:
Net operating tax carryforwards	$265,014
Other	-0-
Gross deferred tax assets	265,014
Valuation allowance	(265,014)

Net deferred tax assets	$-0-

Realization of deferred tax assets is dependent upon sufficient future taxable income during the period that deductible temporary differences and carryforwards are expected to be available to reduce taxable income. As the achievement of required future taxable income is uncertain, the Company recorded a valuation allowance.

NOTE 7. GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has a working capital deficiency of $1,039,657 at June 30, 2006, a cumulative loss from operation of $779,454 and a negative cash flow from operations of $769,493 which raises substantial doubt about its ability to continue as a going concern. These financial statements do not include any adjustment that might result from the outcome of this uncertainty.

The Company's ability to continue as a going concern is dependent upon obtaining additional financing and ultimately achieving profitable operations. Towards these ends, the Company’s former parent raised $ 575,000 through private offerings of convertible debentures in the third quarter of 2005 (Note 5). As of June 30, 2006, the Company has borrowed $ 1, 000,882 from its former parent (Note 5). There is no assurance that the Company will be successful in its efforts to raise additional proceeds or achieve profitable operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 8. COMMITMENTS AND CONTINGENT LIABILITIES

On August 3, 2005, the Company entered into an agreement to lease a 14,562 square foot facility for use as a cellular storage facility at a rate of $18,931 per month. The lease is for a period of five years commencing on December 1, 2005 and expiring on November 30, 2010. The lease contains a renewal option enabling the Company to renew the lease for an additional five years. There are no contingent payments which the Company is required to make.

Lease Commitments

2006 $ 227,739
2007 $ 234,562
2008 $ 241,611
2009 $ 248,864
2010 $ 234,377

Since the signing of this lease, the Company has been improving this facility and has made substantial progress toward creating a cGMP (Good Manufacturing Practices) and cGTP (Good Tissue Practices) compliant facility specifically designed for the cryogenic storage of stem cells, medical device engineering, stem cell research and stem cell specimen processing laboratories.

The Company expects to have the facility licensed by the State of California and registered with the FDA. Concurrently, the Company has been developing the policies and procedures needed for processing stem cells for cryogenic storage.

NOTE 9. SUBSEQUENT EVENTS

On July 3, 2006, 100% of the outstanding share capital of the Company was purchased from the Company’s former parent by Tasco Holdings International, Inc, a Delaware corporation (“THII) making the Company a wholly owned subsidiary of THII

BIO-MATRIX SCIENTIFIC GROUP, INC
(A DEVELOPMENT STAGE COMPANY)

UNAUDITED PROFORMA FINANCIAL INFORMATION

On July 3, 2006, On July 3, Bio-Matrix Scientific Group, Inc (then named Tasco Holdings International, Inc.) (“THII”) acquired twenty-five thousand (25,000) shares of the Common Stock of Bio-Matrix Scientific Group, Inc , a Nevada corporation (“BMSG”) in exchange for the payment of the purchase price of 10,000,000 shares of the common stock of THII and the return and cancellation of 10,000,000 shares of THII owned and held by John Lauring.

As a result of the Acquisition Agreement, BMSG became a wholly owned subsidiary of THII.

The accompanying unaudited pro forma consolidated balance sheet of THII and BMSG gives effect to the acquisition as if it had been completed as of June 30, 2006.

The accompanying unaudited pro forma consolidated statements of operations for the nine months ended June 30, 2006 give effect to the acquisition as if it had been completed as of October 1, 2005.

The accompanying unaudited pro forma consolidated statements of operations for the twelve months ended September 30, 2005 give effect to the acquisition as if it had been completed as of October 1, 2004.

These unaudited pro forma consolidated financial statements are presented for illustrative purposes only. Such information in not necessarily indicative of the operating results or financial position had the acquisition taken place on the dates above indicated, nor is it indicative of the results that may be expected for future periods.

The pro forma consolidated financial statements should be read in conjunction with THII’s financial statements and related notes in it’s filings with the United States Securities and Exchange Commission and in conjunction with the financial statements of BMSG and related notes included in this current report on Form 8-K/A and in the current report on Form 8-K filed on August 10, 2006 .

For purposes of clarity, in the pro forma financial statements THII shall be referred to as Tasco Holdings International, Inc.

Tasco Holdings International, Inc.
(A Development Stage Company)
Pro forma Consolidated
Balance Sheet
As of June 30, 2006 (unaudited) ASSETS

	Bio Matrix Scientific Group, Inc	Tasco Holdings International, Inc.	Adjustments and	Pro forma
	(a Nevada corporation)		Eliminations	Combined
CURRENT ASSETS
Cash	$11,592	$-	$-	$11,592
Pre-paid Expenses	5,315	-	-	5,315
Total Current Assets	16,907	-	-	16,907

PROPERTY & EQUIPMENT	266,997	-	-	266,997

GOODWILL			29,742,533(1)	29,742,533
Total Other Assets	29,127	-	-	29,127
TOTAL ASSETS	$313,031	$-	-	30,055,564

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$32,321	$143	$-	$32,464
Loan from Parent	1,000,882	-	-	1,000,882
Notes Payable	11,828	-	-	11,828
Due from related parties	-	5,300	-	5,300
Accrued expenses	11,533	-	-	11,533
Total Current Liabilities	1,056,564	5,443	-	1,062,007

LONG TERM LIABILITIES	-	-	-	-
TOTAL LIABILITIES	1,056,564	5,443	-	1,062,007

STOCKHOLDERS' EQUITY
Common Stock	35,921	1,278	(35,921)(2)	1,278
Additional paid in Capital		31,895	28,999,000 (3)	29,030,895
Deficit accumulated during the development stage	(779,454)	(38,616)	779,454 (2)	(38,616)
Total Stockholders' Equity (Deficit)	$(743,533)	$(5,443)	$-	$28,993,557
TOTAL LIABILITIES
& STOCKHOLDERS' EQUITY	$313,031	$-	$-	$30,055,564

Tasco Holdings International, Inc. (a Development Stage company) Pro forma Consolidated
Statements of Operations For the nine months ending June 30, 2006 (unaudited)

	Bio Matrix Scientific Group, Inc	Tasco Holdings International, Inc.		Pro forma
	(a Nevada corporation)			Combined
	9 Months Ended	9 Months Ended	Adjustments	9 Months Ended
	June 30,	June 30,	and	June 30,
	2006	2006	Eliminations	2006
REVENUES
Sales	$-	$-		$ $-
Total Revenues	-	-	-	-

COSTS AND EXPENSES
Research and Development	183,165	-		183,165
General and administrative	536,526	3,714		540,240
Depreciation and amortization	549	-		549
Consulting and professional fees	57,054	-		57,054

Total Costs and Expenses	777,294	3,714		781,008

OPERATING LOSS	(777,294)	(3,714)		(781,008)

OTHER INCOME & (EXPENSES)
Interest Expense	(1,160)	-		(1,160)
Interest Income	-	14		14
Other income	-	-		-

Total Other Income & (Expenses)	(1,160)	14		(1,146)

NET INCOME (LOSS)	$(778,454)	$(3,700)		$(782,154)
BASIC AND DILUTED EARNINGS (LOSS) PER SHARE		$ $(0.00)		$(0.06)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING		12,780,000		12,780,000

Tasco Holdings International, Inc. (a Development Stage company) Pro forma Consolidated
Statements of Operations For the twelve months ending September 30, 2005

	Bio Matrix Scientific Group, Inc	Tasco Holdings International, Inc.		Pro forma
	(a Nevada corporation)			Combined
	12 Months Ended	12 Months Ended	Adjustments	12 Months Ended
	September 30,	September 30,	and	September 30,
	2005	2005	Eliminations	2005
	(unaudited)			(unaudited)

REVENUES
Sales	$-	$-	$-	$-
Total Revenues	-	-		-

COSTS AND EXPENSES
Research and Development	-	-		-
General and administrative	1,000	6,667		7,667
Depreciation and amortization	-	-		-
Consulting and professional fees	-	-		-

Total Costs and Expenses	1,000	6,667		7,667

OPERATING LOSS	(1,000)	(6,667)		(7,667)

OTHER INCOME & (EXPENSES)

Interest Expense	-	-		-
Interest Income	-	14		14
Other income	-	-		-

Total Other Income & (Expenses)	-	14	-	14

NET INCOME (LOSS)	$(1,000)	$(6,653)		$(7,653)

BASIC AND DILUTED EARNINGS (LOSS) PER SHARE		$ $(0.00)		$(0.00)

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING		12,780,000		12,780,000

(1)	Reflects the effect of Goodwill resulting from the acquisition
(2)	Reflects the effect of consolidation of subsidiary resulting from the acquisition
(3)	Reflects the effect of issuance of 10,000,000 shares of common stock of Tasco Holdings International, Inc. in the acquisition

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-MATRIX SCIENTIFIC GROUP, INC.

By:	/s/ David R. Koos

David R. Koos, Chief Executive Officer, President and Chairman Date: September 11, 2006